VALIC COMPANY I

2919 Allen Parkway

Houston, TX 77019

[            ], 2021

State Street Bank and Trust Company

c/o Louis Abruzzi, SVP

State Street Global Services

One Iron Street, 5th Floor

Boston, MA 02210

Re:	Small Cap Growth Fund (the “Fund”), a series of VALIC Company I ( “VC I”)

Ladies and Gentlemen:

In accordance with Section 21 of the Master Custodian Agreement, dated as of January 18, 2006, by and between each registered investment company party thereto, including VC I, and State Street Bank and Trust Company, VC I hereby requests that your bank act as Custodian for the Fund under the terms of the Master Custodian Agreement. In connection with such request, attached is a revised Appendix A to the Master Custodian Agreement, dated as of the date hereof, reflecting the addition of the Fund.

Sincerely,

VALIC COMPANY I

By:
Name:
Title:

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Effective Date:             , 2021

APPENDIX A

To the

MASTER CUSTODIAN AGREEMENT

Between

EACH REGISTERED INVESTMENT COMPANY

and

STATE STREET BANK AND TRUST COMPANY

(dated as of January 18, 2006, as amended [            ])

SunAmerica Equity Funds

•	AIG International Dividend Strategy Fund
•	AIG Japan Fund

SunAmerica Income Funds

•	AIG Flexible Credit Fund
•	AIG Strategic Bond Fund
•	AIG U.S. Government Securities Fund

SunAmerica Money Market Funds, Inc.

•	AIG Government Money Market Fund

SunAmerica Series, Inc.

•	AIG Active Allocation Fund
•	AIG Focused Dividend Strategy Fund
•	AIG Focused Dividend Strategy II Fund
•	AIG Multi-Asset Allocation Fund
•	AIG Select Dividend Growth Fund
•	AIG Strategic Value Fund

SunAmerica Senior Floating Rate Fund, Inc.

SunAmerica Specialty Series

•	AIG ESG Dividend Fund
•	AIG Commodity Strategy Fund
•	AIG Focused Alpha Large-Cap Fund
•	AIG Focused Growth Fund
•	AIG Income Explorer Fund
•	AIG Small-Cap Fund

Anchor Series Trust

•	SA PGI Asset Allocation Portfolio
•	SA Wellington Capital Appreciation Portfolio
•	SA Wellington Government and Quality Bond Portfolio
•	SA Wellington Strategic Multi-Asset Portfolio

Seasons Series Trust

•	SA Allocation Balanced Portfolio
•	SA Allocation Growth Portfolio
•	SA Allocation Moderate Growth Portfolio
•	SA Allocation Moderate Portfolio

•	SA Columbia Focused Value Portfolio
•	SA Multi-Managed Diversified Fixed Income Portfolio
•	SA Multi-Managed Growth Portfolio
•	SA Multi-Managed Income Portfolio
•	SA Multi-Managed Income/Equity Portfolio
•	SA Multi-Managed International Equity Portfolio
•	SA Multi-Managed Large Cap Growth Portfolio
•	SA Multi-Managed Large Cap Value Portfolio
•	SA Multi-Managed Mid Cap Growth Portfolio
•	SA Multi-Managed Mid Cap Value Portfolio
•	SA Multi-Managed Moderate Growth Portfolio
•	SA Multi-Managed Small Cap Portfolio
•	SA Putnam Asset Allocation Diversified Growth Portfolio
•	SA T. Rowe Price Growth Stock Portfolio
•	SA Wellington Real Return Portfolio

SunAmerica Series Trust

•	SA AB Growth Portfolio
•	SA AB Small & Mid Cap Value Portfolio
•	SA American Funds Asset Allocation Portfolio
•	SA American Funds Global Growth Portfolio
•	SA American Funds Growth-Income Portfolio
•	SA American Funds Growth Portfolio
•	SA American Funds VCP Managed Allocation Portfolio
•	SA BlackRock Multi-Factor 70/30 Portfolio
•	SA BlackRock VCP Global Multi Asset Portfolio
•	SA Columbia Technology Portfolio
•	SA DFA Ultra Short Bond Portfolio
•	SA Dogs of Wall Street Portfolio
•	SA Emerging Markets Equity Index Portfolio
•	SA Federated Hermes Corporate Bond Portfolio
•	SA Fidelity Institutional AMSM International Growth Portfolio
•	SA Fidelity Institutional AMSM Real Estate Portfolio
•	SA Fixed Income Index Portfolio
•	SA Fixed Income Intermediate Index Portfolio
•	SA Franklin Small Company Value Portfolio
•	SA Franklin U.S. Equity Smart Beta Portfolio
•	SA Global Index Allocation 60/40 Portfolio
•	SA Global Index Allocation 75/25 Portfolio
•	SA Global Index Allocation 90/10 Portfolio
•	SA Goldman Sachs Global Bond Portfolio
•	SA Goldman Sachs Multi-Asset Insights Portfolio
•	SA Index Allocation 60/40 Portfolio
•	SA Index Allocation 80/20 Portfolio
•	SA Index Allocation 90/10 Portfolio
•	SA International Index Portfolio
•	SA Invesco Growth Opportunities Portfolio
•	SA Invesco Main Street Large Cap Portfolio
•	SA Invesco VCP Equity-Income Portfolio
•	SA Janus Focused Growth Portfolio
•	SA JPMorgan Diversified Balanced Portfolio

•	SA JPMorgan Emerging Markets Portfolio
•	SA JPMorgan Equity-Income Portfolio
•	SA JPMorgan Global Equities Portfolio
•	SA JPMorgan MFS Core Bond Portfolio
•	SA JPMorgan Mid-Cap Growth Portfolio
•	SA Large Cap Growth Index Portfolio
•	SA Large Cap Index Portfolio
•	SA Large Cap Value Index Portfolio
•	SA Legg Mason BW Large Cap Value Portfolio
•	SA Legg Mason Tactical Opportunities Portfolio
•	SA MFS Blue Chip Growth Portfolio
•	SA MFS® Massachusetts Investors Trust Portfolio
•	SA MFS® Total Return Portfolio
•	SA Mid Cap Index Portfolio
•	SA Morgan Stanley International Equities Portfolio
•	[SA PIMCO RAE International Value Portfolio]
•	SA PIMCO VCP Tactical Balanced Portfolio
•	SA PineBridge High-Yield Bond Portfolio
•	SA Putnam International Growth and Income Portfolio
•	SA Schroders VCP Global Allocation Portfolio
•	SA Small Cap Index Portfolio
•	SA T. Rowe Price Asset Allocation Growth Portfolio
•	SA T. Rowe Price VCP Balanced Portfolio
•	SA VCP Dynamic Allocation Portfolio
•	SA VCP Dynamic Strategy Portfolio
•	SA VCP Index Allocation Portfolio
•	SA WellsCap Aggressive Growth Portfolio

VALIC Company I

•	Aggressive Growth Lifestyle Fund
•	Asset Allocation Fund
•	Blue Chip Growth Fund
•	Capital Appreciation Fund
•	Capital Conservation Fund
•	Conservative Growth Lifestyle Fund
•	Core Bond Fund
•	Core Equity Fund
•	Dividend Value Fund
•	Dynamic Allocation Fund
•	Emerging Economies Fund
•	Global Real Estate Fund
•	Global Strategy Fund
•	Government Money Market I Fund
•	Government Securities Fund
•	Growth Fund
•	Health Sciences Fund
•	High Yield Bond Fund
•	Inflation Protected Fund
•	International Equities Index Fund
•	International Government Bond Fund
•	International Growth Fund

•	International Opportunities Fund
•	International Socially Responsible Fund
•	International Value Fund
•	Large Cap Core Fund
•	Large Capital Growth Fund
•	Mid Cap Index Fund
•	Mid Cap Strategic Growth Fund
•	Mid Cap Value Fund
•	Moderate Growth Lifestyle Fund
•	Nasdaq-100® Index Fund
•	Science & Technology Fund
•	Small Cap Aggressive Growth Fund
•	Small Cap Fund
•	Small Cap Growth Fund
•	Small Cap Index Fund
•	Small Cap Special Values Fund
•	Small Cap Value Fund
•	Small-Mid Growth Fund
•	Stock Index Fund
•	Systematic Core Fund
•	Systematic Value Fund
•	U.S. Socially Responsible Fund
•	Value Fund

VALIC Company II

•	Aggressive Growth Lifestyle Fund
•	Capital Appreciation Fund
•	Conservative Growth Lifestyle Fund
•	Core Bond Fund
•	Government Money Market II Fund
•	High Yield Bond Fund
•	International Opportunities Fund
•	Large Cap Value Fund
•	Mid Cap Growth Fund
•	Mid Cap Value Fund
•	Moderate Growth Lifestyle Fund
•	Small Cap Growth Fund
•	Small Cap Value Fund
•	Strategic Bond Fund
•	U.S. Socially Responsible Fund